UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2023

SOUTHLAND HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41090	87-1783910
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1100 Kubota Drive

Grapevine, TX 76051

(Address of Principal Executive Offices) (Zip Code)

(817) 293-4263

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLND	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	SLNDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 17, 2023, Southland Holdings, Inc., a Delaware corporation (the “Company”), provided written notice to the Nasdaq Stock Market LLC (“Nasdaq”) that the Company intends to voluntarily transfer the listing of its common stock, par value $0.0001 per share (the “Common Stock”), and the listing of its redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share (the “Warrants”), from Nasdaq to the NYSE American LLC (“NYSE American”). The notice stated that the Company expects to voluntarily delist the Common Stock and Warrants from Nasdaq effective as of the close of trading on March 1, 2023 and to commence trading on the NYSE American the following business day, March 2, 2023. The Common Stock and the Warrants have been authorized for listing on the NYSE American. The Common Stock will continue to trade under the ticker symbol “SLND” and the Warrants will continue to trade under the ticker symbol “SLNDW”. Until the transfer of the listing to the NYSE American is completed, the Common Stock and the Warrants will continue to be traded on Nasdaq.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on February 17, 2023 in connection with the transfer of the listing of its Common Stock and Warrants from Nasdaq to the NYSE American is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated February 17, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2023	SOUTHLAND HOLDINGS, INC.

	By:	/s/ Frank S. Renda
Name: Frank S. Renda
Title: President and Chief Executive Officer

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